UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):                                                                                                             September 7, 2006

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, Secaucus, New Jersey                                                                                                                    07094

(Address of principal executive offices)                                                                                                                          (Zip Code)

Registrant's Telephone Number, including area code:                                                                                                    (201) 558-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

          On September 7, 2006, The Children's Place Retail Stores, Inc. (the "Company") issued a press release announcing that the Company was delaying the filing of its Quarterly Report on Form 10-Q for the second quarter of fiscal 2006 to allow time for the Company to complete an analysis of the accounting treatment for its past stock option grants and to determine the extent of any corrections that may be required to its previously reported financial results.  The Company cannot predict when this analysis will be completed. While the Company expects that some corrections to its reported financial results will be necessary, it is not yet able to estimate the aggregate amount of any such corrections, or whether such corrections would be material.  Accordingly, the Company has not yet determined whether any corrections would be made by recording a non-cash charge to earnings for the second quarter of 2006, or whether it may be necessary to restate its previously filed financial statements for prior fiscal years and the first quarter of fiscal 2006.

          A copy of the Company's September 7, 2006 press release is attached as Exhibit 99.

Item 8.01      Other Events

          As discussed in the Company's September 7, 2006 press release, on August 24, 2006, at the request of the audit committee of the Company's Board of Directors, the Company's outside counsel began an investigation into the Company's stock option practices. Outside counsel delivered its findings to the audit committee on September 6, 2006.  The investigation found various instances in which the Company's records did not correctly reflect the legal grant date for stock options granted to employees and directors of the Company, resulting in errors in the dating of these stock options.  The report concluded that, except for one occasion in 2001, as to which the report was inconclusive, the errors in the granting and recording of stock options were unintentional.

          A copy of the Company's September 7, 2006 press release is attached as Exhibit 99.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits:

99	Press Release dated September 7, 2006.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Susan Riley Name: Susan Riley Title: Senior Vice President and Chief Financial Officer

Dated: September 8, 2006